Exhibit 10.3

独家购买权合同

Exclusive Option Agreement

本独家购买权合同 (下称 “本合同”) 由以下各方于2017年9月18日在中华人民共和国 (下称 “中国”) 成都签订:

This Exclusive Option Agreement (this "Agreement") is executed by and among the following Parties as of September 18, 2017 in Chengdu, the People’s Republic of China (“China” or the “PRC”):

甲方: 四川森淼泽成商务咨询有限公司, 一家依照中国法律设立和存在的外商独资公司, 地址为: 成都市高新区剑南大道中段1098号1幢16层1602号;

Party A: Sichuan Senmiao Zecheng Business Consulting Co., Ltd., a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room 1602, 16/F, Block 1, 1098 Middle Jiannan Road, High-Tech District, Chengdu;

乙方一: 胡祥, 中华人民共和国自然人, 身份证号码为430923198302063518, 住址为湖南省安化县冷市镇胡家村第十八村民组0135号;

Party B (I): Hu Xiang, a PRC individual, with his ID number of 430923198302063518 and address at No. 0135 of 18th Villager Group, Hujia Village, Lengshi Town, Anhua County, Hunan Province;

乙方二: 王钧, 中华人民共和国自然人, 身份证号码为510103196806163434, 住址为成都市青羊区文庙西街126号1栋1单元22号; 及;

Party B (II): Wang Jun, a PRC individual, with his ID number of 510103196806163434 and address at Room 22, Unit 1, Building 1, No. 126 of West Wenmiao Street, Qingyang District, Chengdu;

乙方三: 李红, 中华人民共和国自然人, 身份证号码为510103196306020023, 住址为成都市武侯区人民南路四段46号36栋; 及;

Party B (III): Li Hong, a PRC individual, with her ID number of 510103196306020023 and address at Building 36, No. 46 of the Fourth Part of South Renmin Road, Wuhou District, Chengdu;

乙方四: 胡爱明, 中华人民共和国自然人, 身份证号码为432326196204254862, 住址为湖南省安化县冷市镇小九村第八村民组135号; 及;

Party B (IV): Hu Aiming, a PRC individual, with her ID number of 432326196204254862 and address at No. 135 of 8th Villager Group, Xiaojiu Village, Lengshi Town, Anhua County, Hunan Province;

乙方五: 王婵, 中华人民共和国自然人, 身份证号码为43090319861009218x, 住址为湖南省益阳市赫山区泥江口镇水口山村书房村民组; 及;

Party B (V): Wang Chan, a PRC individual, with her ID number of 43090319861009218x and address at Shufang Villager Group, Shuikoushan Village, Nijiangkou Town, Heshan District, Yiyang City, Hunan Province;

乙方六: 高怀英, 中华人民共和国自然人, 身份证号码为510103193812100022, 住址为成都市青羊区仁厚街24号2栋2单元1号; 及;

Party B (VI): Gao Huaiying, a PRC individual, with her ID number of 510103193812100022 and address at Room 1, Unit 2, Building 2, No. 24 of Renhou Street, Qingyang District, Chengdu;

乙方七: 罗武勇, 中华人民共和国自然人, 身份证号码为430181199011094351, 住址为湖南省浏阳市镇头镇双桥村大屋组159号; 及;

Party B (VII): Luo Wuyong, a PRC individual, with his ID number of 430181199011094351 and address at No. 159 of Dawu Group, Shuangqiao Village, Zhentou Town, Liuyang City, Hunan Province;

乙方八: 庞晓萍, 中华人民共和国自然人, 身份证号码为120103197112293826, 住址为天津市河西区黑牛城道大庆里19号501—504; 及;

Party B (VIII): Pang Xiaoping, a PRC individual, with her ID number of 120103197112293826 and address at Room 501 to 504, No. 19 of Daqingli, Heiniucheng Street, Hexi District, Tianjin;

乙方九: 张萍熙, 中华人民共和国自然人, 身份证号码为510103195509185122, 住址为成都市青羊区仁厚街18号1栋2单元24号;

Party B (VIIII): Zhang Pingxi, a PRC individual, with her ID number of 510103195509185122 and address at Room 24, Unit 2, Building 1, No. 18 of Renhou Street, Qingyang District, Chengdu.

在本合同中, 乙方一至乙方九以下单独称 “乙方各股东方”, 合称“乙方”。

In this Agreement, each of Party B (I) to Party B (VIIII), shall be referred to as “Each Party B Shareholder” individually, and shall be collectively referred to as the “Party B”.

丙方: 四川森淼融联科技有限公司, 一家依照中国法律设立和存在的有限责任公司, 地址为成都市高新区剑南大道中段1098号1幢16层1601号。

Party C: Sichuan Senmiao Ronglian Technology Co., Ltd, a limited liability company organized and existing under the laws of the PRC, with its address at Room 1601, 16/F, Block 1, 1098 Middle Jiannan Road, High-Tech District, Chengdu.

在本合同中, 甲方、乙方和丙方以下各称 “一方”, 合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

鉴于:

1. 乙方累计持有丙方100%的股权权益。

Whereas: Party B collectively holds 100% of the equity interest in Party C.

2. 乙方各股东方均同意授予甲方一项股权独家购买权。

Whereas: Party B collectively agrees to grant Party A an exclusive equity purchase option.

现各方协商一致, 达成如下协议:

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1. 股权买卖

Sale and Purchase of Equity Interest

1.1 授予权利

Option Granted

鉴于甲方分别向乙方各股东方支付了一美元作为对价, 且乙方各股东方确认收到并认为该对价足够, 乙方各股东方在此不可撤销地授予甲方在中国法律允许的前提下, 按照甲方自行决定的行使步骤, 并按照本合同第1.3条所述的价格, 随时一次或多次从乙方各股东方购买或指定一人或多人 (“被指定人”) 从乙方各股东方购买其所持有的丙方的全部或部分股权的一项不可撤销的专有权 (“股权购买权”) 。除甲方和被指定人外, 任何第三人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方各股东方向甲方授予股权购买权。本款及本合同所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of one U.S. dollar ($1.00) by Party A to each Party B, the receipt and adequacy of which is hereby acknowledged by each Party B Shareholder, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a "Designee") to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the "Equity Interest Purchase Option") . Except for Party A and the Designee (s) , no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term "person" as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2 行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时, 应向乙方各股东方发出书面通知 (“股权购买通知”) , 股权购买通知应载明以下事项: (a) 甲方关于行使股权购买权的决定; (b) 甲方拟从乙方各股东方购买的股权份额 (“被购买股权”); 和 (c) 被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Each Party B Shareholder (the "Equity Interest Purchase Option Notice"), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Each Party B Shareholder (the "Optioned Interests"); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3 股权买价

Equity Interest Purchase Price

甲方购买乙方各股东方所持有的所有丙方股权的买价总额应为乙方各股东方缴纳的出资额, 根据股东权益按比例调整, 除非中国法律法规或其它法规要求评估相关股东权益或规定其他股权买价上的限制 (“股权买价”) 。

The aggregate purchase price of all the Optioned Interests to be purchased by Party A shall be equal to the capital paid in Party B, adjusted pro rata for purchase of less than all of the Equity Interest, unless applicable PRC laws and regulations require an appraisal of the Equity Interest or stipulate other restrictions regarding the Equity Interest Purchase Price (the "Equity Interest Purchase Price").

1.4 转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时:

For each exercise of the Equity Interest Purchase Option:

1.4.1  乙方应及时形成股东决议, 批准乙方各股东方向甲方和/或被指定人转让被购买股权的决议;

Party B shall promptly convene a shareholders’ resolution, at which a resolution shall be adopted approving Each Party B Shareholder's transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2   乙方各股东方应就其向甲方和/或被指定人转让被购买股权出具同意书以及放弃优先购买权的书面声明。

Each Party B Shareholder shall issue written statement giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3   乙方各股东方应与甲方和/或 (在适用的情况下) 被指定人按照本合同及股权购买通知的规定, 为每次转让签订股权转让合同;

Each Party B Shareholder shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4    有关方应签署所有其他所需合同、协议或文件, 取得全部所需的政府批准和同意, 并采取所有所需行动, 在不附带任何担保权益的情况下, 将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本合同的目的, “担保权益”包括担保、抵押、第三方权利或权益, 任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等; 但为了明确起见, 不包括在本合同、乙方各股东方股权质押合同项下产生的任何担保权益。本款及本合同所规定的“乙方各股东方股权质押合同”指甲方、乙方各股东方和丙方于本合同签署之日签订的股权质押合同 (下称“股权质押合同”) , 根据股权质押合同, 乙方各股东方为担保丙方能履行丙方与甲方签订的独家业务合作协议项下的义务, 而向甲方质押其在丙方的全部股权。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s) , unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, "security interests" shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and Each Party B Shareholder's Share Interest Pledge Agreement. " Each Party B Shareholder 's Equity Interest Pledge Agreement" as used in this Section and this Agreement shall refer to the Equity Interest Pledge Agreement ("Equity Interest Pledge Agreement") executed by and among Party A, Each Party B Shareholder and Party C as of the date hereof, whereby Each Party B Shareholder pledges all of its equity interests in Party C to Party A, in order to guarantee Party C's performance of its obligations under the Exclusive Business Corporation Agreement executed by and between Party C and Party A.

1.5 付款

Payment

当甲方行使股权购买权时, 甲方应按照本协议第1.3条约定的价款向乙方各股东方支付股权买价。

Upon exercise of the Equity Interest Purchase Option, Party A shall make payment of the Equity Interest Purchase Price set forth in Section1.3 hereof to Each Party B Shareholder.

2. 陈述和保证

Representations and Warranties

乙方和丙方特此在本合同签署之日和每一个转让日向甲方共同及分别陈述和保证如下:

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

2.1    其具有签订和交付本合同和其为一方的、根据本合同为每一次转让被购买股权而签订的任何股权转让合同 (各称为“转让合同”), 并履行其在本合同和任何转让合同项下的义务的权力和能力。乙方和丙方同意在甲方行使购买权时, 他们将签署与本合同条款一致的转让合同。本合同和其是一方的各转让合同一旦签署后, 构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行;

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a "Transfer Contract", collectively, the “Transfer Contracts”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

2.2    无论是本合同或任何转让合同的签署和交付还是其在本合同或任何转让合同项下的义务的履行均不会:  (i) 导致违反任何有关的中国法律; (ii) 与丙方章程或其他组织文件相抵触; (iii) 导致违反其是一方或对其有约束力的任何合同或文件, 或构成其是一方或对其有约束力的任何合同或文件项下的违约; (iv) 导致违反有关向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件; 或 (v) 导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件;

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

2.3   乙方对其在丙方拥有的股权拥有良好和可出售的所有权, 除乙方股权质押合同外, 乙方在上述股权上没有设置任何担保权益;

Party B has a good and merchantable title to the equity interests in Party C it holds. Except for Party B's Equity Interest Pledge Agreement, Party B has not placed any security interest on such equity interests;

2.4    丙方对所有资产拥有良好和可出售的所有权, 丙方在上述资产上没有设置任何担保权益; 和

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets; and

2.5   目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

3. 生效日

Effective Date

本合同于各方签署本合同之日生效, 有效期10年, 经甲方选择可再延长。

This Agreement shall become effective upon the date of execution hereof, and remain effective for a term of 10 years, and may be renewed at Party A's election.

4. 适用法律与争议解决

Governing Law and Resolution of Disputes

4.1 适用法律

Governing law

本合同的订立、效力、解释、履行、修改和终止以及争议解决均适用中国法律。对中国法律没有规定的事项, 将适用国际法律原则和惯例。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China. Matters not covered by the laws of China shall be governed by international legal principles and practices.

4.2 争议的解决方法

Methods of Resolution of Disputes

因解释和履行本合同而发生的任何争议, 本合同各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决, 则任何一方均可将有关争议提交给上海国际经济贸易仲裁委员会, 由该会按照其仲裁规则仲裁解决。仲裁应在上海进行。使用之语言为中文。仲裁裁决是终局性的, 对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

5. 税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本合同和各转让合同以及完成本合同和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred or levied in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

6. 通知

Notices

6.1   本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定:

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1      通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的, 则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

6.1.2       通知如果是以传真发出的, 则以成功传送之日为有效送达日 (应以自动生成的传送确认信息为证) 。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2   为通知的目的, 各方地址如下:

For the purpose of notices, the addresses of the Parties are as follows:

甲方: 四川森淼泽成商务咨询有限公司

Party A: Sichuan Senmiao Zecheng Business Consulting Co., Ltd.

地址: 成都市高新区剑南大道中段1098号1幢16层1602号

Address: Room 1602, 16/F, Block 1, 1098 Middle Jiannan Road, High-Tech District, Chengdu

收件人: 何润

Attn: Run He

电话: 028-85138158

Phone:

传真:

Facsimile:

乙方一: 胡祥

Party B (I): Hu Xiang

地址: 湖南省安化县冷市镇胡家村第十八村民组0135号

Address: No. 0135 of 18th Villager Group, Hujia Village, Lengshi Town, Anhua County, Hunan Province

电话: 13874808838

Phone: 13874808838

乙方二: 王钧

Party B (II): Wang Jun

地址: 成都市青羊区文庙西街126号1栋1单元22号

Address: Room 22, Unit 1, Building 1, No. 126 of West Wenmiao Street, Qingyang District, Chengdu

电话: 15108385666

Phone: 15108385666

乙方三: 李红

Party B (III): Li Hong

地址: 成都市武侯区人民南路四段46号36栋

Address: Building 36, No. 46 of the Fourth Part of South Renmin Road, Wuhou District, Chengdu

电话: 13980088886

Phone: 13980088886

乙方四: 胡爱明

Party B (IV): Hu Aiming

地址: 湖南省安化县冷市镇小九村第八村民组135号

Address: No. 135 of 8th Villager Group, Xiaojiu Village, Lengshi Town, Anhua County, Hunan Province

电话: 13637470468

Phone: 13637470468

乙方五: 王婵

Party B (V): Wang Chan

地址: 湖南省益阳市赫山区泥江口镇水口山村书房村民组

Address: Shufang Villager Group, Shuikoushan Village, Nijiangkou Town, Heshan District, Yiyang City, Hunan Province

电话: 18874190475

Phone: 18874190475

乙方六: 高怀英

Party B (VI): Gao Huaiying

地址: 成都市青羊区仁厚街24号2栋2单元1号

Address: Room 1, Unit 2, Building 2, No. 24 of Renhou Street, Qingyang District, Chengdu

电话: 13881702333

Phone: 13881702333

乙方七: 罗武勇

Party B (VII): Luo Wuyong

地址: 湖南省浏阳市镇头镇双桥村大屋组159号

Address: No. 159 of Dawu Group, Shuangqiao Village, Zhentou Town, Liuyang City, Hunan Province

电话: 18692265591

Phone: 18692265591

乙方八: 庞晓萍

Party B (VIII): Pang Xiaoping

地址: 天津市河西区黑牛城道大庆里19号501—504

Address: Room 501 to 504, No. 19 of Daqingli, Heiniucheng Street, Hexi District, Tianjin

电话: 13312126112

Phone: 13312126112

乙方九: 张萍熙

Party B (VIIII): Zhang Pingxi

地址: 成都市青羊区仁厚街18号1栋2单元24号

Address: Room 24, Unit 2, Building 1, No. 18 of Renhou Street, Qingyang District, Chengdu

电话: 13881776531

Phone: 13881776531

丙方: 四川森淼融联科技有限公司

Party C: Sichuan Senmiao Ronglian Technology Co., Ltd

地址: 成都市高新区剑南大道中段1098号1幢16层1601号

Address: Room 1601, 16/F, Block 1, 1098 Middle Jiannan Road, High-Tech District, Chengdu

收件人:

Attn:

电话:

Phone:

传真:

Facsimile:

6.3 任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

7. 保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容, 以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密, 而在未得到另一方书面同意前, 不得向任何第三者披露任何保密信息, 惟下列信息除外: (a) 公众人士知悉或将会知悉的任何信息 (惟并非由接受保密信息之一方擅自向公众披露); (b) 根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息; 或 (c) 由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息, 而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密, 需依本协议承担违约责任。无论本协议以任何理由终止, 本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

8. 进一步保证

Further Warranties

各方同意迅速签署为执行本合同的各项规定和目的而合理需要的或对其有利的文件, 以及为执行本合同的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

9. 其他

Miscellaneous

9.1 修订、修改与补充

Amendment, change and supplement

对本合同作出修订、修改与补充, 必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

9.2 完整合同

Entire agreement

除了在本合同签署后所作出的书面修订、补充或修改以外, 本合同构成本合同各方就本合同标的物所达成的完整合同, 取代在此之前就本合同标的物所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

9.3 标题

Headings

本合同的标题仅为方便阅读而设, 不应被用来解释、说明或在其他方面影响本合同各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

9.4 语言

Language

本合同以中文和英文书就, 一式十一份, 各方各持一份, 具有同等效力; 中英文版本如有冲突, 应以中文版为准。

This Agreement is written in both Chinese and English in eleven copies, each Party having one copy with equal legal validity; in the event that there is any conflict between the Chinese version and the English version, the Chinese version shall govern.

9.5 可分割性

Severability

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行, 本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商, 争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定, 而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.6 继任者

Successors

本合同对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

9.7 继续有效

Survival

9.7.1 合同期满或提前终止前因本合同而发生的或到期的任何义务在本合同期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

9.7.2 本合同第4、6、7条和本第9.7条的规定在本合同终止后继续有效。

The provisions of Sections 4, 6, 7 and this Section 9.7 shall survive the termination of this Agreement.

(以下无正文)

(The remainder is intentionally left blank.)

(本页无正文, 为《独家购买权合同》签署页)

(This page is only for the signature of this Agreement.)

甲方: 四川森淼泽成商务咨询有限公司 (盖章)

Party A: Sichuan Senmiao Zecheng Business Consulting Co., Ltd. (Seal)

法定代表人 (签字): 胡祥

Legal Representative (Signature): /s/ Hu Xiang

日期: 2017年9月18日

Date: September 18, 2017

乙方一: 胡祥

Party B (I): Hu Xiang

签字:

Signature: /s/ Hu Xiang

日期: 2017年9月18日

Date: September 18, 2017

乙方二: 王钧

Party B (II): Wang Jun

签字:

Signature: /s/ Wang Jun

日期: 2017年9月18日

Date: September 18, 2017

乙方三: 李红

Party B (III): Li Hong

签字:

Signature: /s/ Li Hong

日期: 2017年9月18日

Date: September 18, 2017

乙方四: 胡爱明

Party B (IV): Hu Aiming

签字:

Signature: /s/ Hu Aiming

日期: 2017年9月18日

Date: September 18, 2017

乙方五: 王婵

Party B (V): Wang Chan

签字:

Signature: /s/ Wang Chan

日期: 2017年9月18日

Date: September 18, 2017

乙方六: 高怀英

Party B (VI): Gao Huanying

签字:

Signature: /s/ Gao Huanying

日期: 2017年9月18日

Date: September 18, 2017

乙方七: 罗武勇

Party B (VII): Yongwu Luo

签字:

Signature: /s/ Yongwu Luo

日期: 2017年9月18日

Date: September 18, 2017

乙方八: 庞晓萍

Party B (VIII): Pang Xiaoping

签字:

Signature: /s/ Pang Xiaoping

日期: 2017年9月18日

Date: September 18, 2017

乙方九: 张萍熙

Party B (VIIII): Zhang Pingxi

签字:

Signature: /s/ Zhang Pingxi

日期: 2017年9月18日

Date: September 18, 2017

丙方: 四川森淼融联科技有限公司 (盖章)

Party B: Sichuan Senmiao Ronglian Technology Co., Ltd (Seal)

法定代表人 (签字):

Legal Representative (Signature): Hu Xiang

日期: 2017年9月18日

Date: September 18, 2017